Exhibit 13.1

Certification Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of CIBT Education Group Inc. (the “Company”) on Form 20-F/A for the year ended June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Toby Chu, Chief Executive Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Toby Chu Toby Chu Chief Executive Officer January 7, 2008